UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 25, 2020

Rivulet Media, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32201 (Commission File Number)	33-0824714 (IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296
 (Address of Principal Executive Offices) (Zip Code)

(480) 225-4052
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2020, the Board of Directors of Rivulet Media, Inc. (the “Company”) appointed John “Jack” Douglas Wilenchik to the Board, to hold office until the next annual meeting of stockholders and until his successor has been duly elected and qualified.

Jack Wilenchik, age 35, is a practicing trial attorney and partner at the law firm of Wilenchik & Bartness, P.C. in Phoenix, Arizona, and has been with the firm for over ten years. He holds one of the thirty largest jury verdicts in Arizona history and the largest jury verdict in the history of Mohave County, and has been listed on the national Superlawyers list of “Top Rated Attorneys” published by Thomson Reuters. Mr. Wilenchik has represented a number of public figures in the entertainment, political, and business space over the years and handled numerous high-profile cases in Arizona. In his spare time, he serves as a “substitute judge” (judge pro tem) and sits on two boards for the City of Phoenix, named the Heritage Commission and the Historic Preservation Commission. He has served pro bono as a volunteer attorney for the Goldwater Institute, the Rutherford Institute, and the National Association for the Advancement of Colored People, as well as a special advisor to the Maricopa County Community Legal Services Volunteer Lawyers Program, and a regular volunteer for the Wills for Heroes program which prepares wills for law enforcement. Mr. Wilenchik has hosted and co-hosted a number of talk shows on AM radio on subjects including the law, entertainment, and consumer affairs. As a young man, Mr. Wilenchik lived for several years abroad, attending boarding school in Scotland and then a campus for international students in Italy. He is conversant in Spanish and studied Italian, Mandarin Chinese, and Hebrew at New York University from 2001-2004. He then moved back home to Arizona and studied Mathematics at Arizona State University, where he obtained a degree in interdisciplinary studies. In 2011 he obtained his law degree from Phoenix School of Law. Mr. Wilenchik is an avid fan of film and television production and personally produced/co-wrote small-budget film in the Phoenix area. He and his wife have two daughters and a son, all born in Phoenix.

Neither the Company nor any of its subsidiaries has entered into any transactions with Mr. Wilenchik described in Item 404(a) of Regulation S-K. Mr. Wilenchik was not appointed pursuant to any arrangement or understanding between him and any other person. The Company does not have any standing committees and due to its small size does not believe that committees are necessary at this time. Mr. Wilenchik will constitute the second independent director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2020

Rivulet Media, Inc., a Delaware corporation

By:	/s/ Mike Witherill
Mike Witherill, President and CFO

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